UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8- K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2017

SNYDER’S-LANCE, INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	0- 398 (Commission File Number)	56- 0292920 (IRS Employer Identification No.)
13515 Ballantyne Corporate Place Charlotte, North Carolina 28277 (Address of Principal Executive Offices) Registrant’s telephone number, including area code: (704) 554-1421

Check the appropriate box below if the Form 8- K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)
❑	Pre- commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
❑	Pre- commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 13, 2017, Snyder’s-Lance, Inc. (the “Company”) conducted a conference call during which its financial results for its fourth quarter and full-year ended December 31, 2016 were presented. A full transcript of the conference call (the “Transcript”) is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Transcript contains certain non-GAAP financial measures. A reconciliation of GAAP results and non-GAAP financial measures is available in the Company’s earnings release and slide presentation dated February 13, 2017, both of which are posted on the Company’s website, and the earnings release was included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 13, 2017.

The information in this Item 2.02 is being furnished, not filed, pursuant to Item 2.02 of Form 8-K. Accordingly, the information in Item 2.02 of this report, including the Transcript attached hereto as Exhibit 99.1, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
99.1	Transcript of the fourth quarter and full-year ended December 31, 2016 earnings conference call held on February 13, 2017, furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNYDER’S- LANCE, INC.

Date: February 14, 2017

By:	/s/ Gail Sharps Myers
Gail Sharps Myers
Senior Vice President, General Counsel and
Secretary